                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 26, 2001

                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26023
                                   (Commission
                                  File Number)

              Delaware                              04-3310676
          (State or other                         (IRS Employer
          jurisdiction of                       Identification No.)
          incorporation)

                        151 WEST 26TH STREET, 11TH FLOOR
                               NEW YORK, NY 10001

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 244-4307

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

On November 26, 2001, Alloy, Inc. ("Alloy") completed an acquisition of substantially all of the outstanding assets of the 360 Youth business (the "Acquired Assets") of MarketSource Corporation, a Delaware corporation ("MarketSource"). The acquisition was effected in accordance with the terms of an Asset Purchase Agreement dated as of November 26, 2001 (the "Purchase Agreement") by and among Alloy, Alloy Acquisition Sub, Inc., a Delaware corporation and a wholly-owned indirect subsidiary of Alloy ("Acquisition Sub"), and MarketSource. Pursuant to the terms of the Purchase Agreement, the Acquired Assets were acquired by Acquisition Sub (the "Acquisition"). Following the Acquisition, Acquisition Sub changed its name to 360 Youth, Inc.

As consideration for the Acquisition, Alloy delivered to MarketSource: (i) 1,839,520 shares of Alloy's common stock, $.01 par value per share (the "Common Stock") having a value of $30,131,337, or $16.38 per share, on November 26, 2001; (ii) thirteen million, three hundred and seventy-five thousand dollars ($13,375,000) in cash; and (iii) a warrant to purchase up to 100,000 shares of Common Stock (the "Warrant") at an exercise price of $13.78 per share. In accordance with its terms, the Warrant may be exercised with respect to 50,000 shares of Common Stock on or after November 26, 2002 and prior to November 26, 2007, and with respect to the remaining 50,000 shares of Common Stock, on or after November 26, 2003 and prior to November 26, 2008. In addition, pursuant to the terms of the Purchase Agreement, if Acquisition Sub meets certain performance targets over the next year, MarketSource may earn up to an additional 1,545,197 shares of Common Stock.

MarketSource's 360 Youth business focused on providing marketing and promotional services targeted at teenagers and young adults, including acquiring and placing advertising and other promotional materials as a sales representative, agent or otherwise targeting the Generation Y market in all forms of media and developing, staging and promoting promotional events targeted at the Generation Y market.

The description of the transaction contained herein is qualified in its entirety by reference to the Purchase Agreement (Exhibit 2.1), the Warrant (Exhibit 4.1) and the Investment Representation Agreement and Lockup Agreement (Exhibit 99.1), each of which is incorporated by reference. This report may contain forward-looking statements that involve risks and uncertainties, including statements regarding Alloy's expectations and beliefs regarding its future results or performance. Alloy's actual results could differ materially from those projected in the forward-looking statements. For a discussion of factors that might cause or contribute to such differences, see the Risk Factors section of Alloy's annual report on Form 10-K and amended on Form 10-K/A for the year ended January 31, 2001 which are on file with the Securities and Exchange Commission. Alloy does not intend to update any of the forward-looking statements after the date of these reports to conform these statements to actual results or to changes in management's expectations, except as required by law.

(b)      PRO FORMA FINANCIAL INFORMATION

The following unaudited condensed consolidated financial information sets forth the consolidated financial position and consolidated results of operations of Alloy and 360 Youth assuming the combination was accounted for using the purchase method of accounting and that the combination was consummated (i) on October 31, 2001 for the unaudited pro forma condensed consolidated balance sheet and (ii) as of the beginning of the earliest period presented in the unaudited pro forma condensed consolidated statements of operations. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values and useful lives, which are subject to further adjustment based on future events and future analysis.

The unaudited pro forma information consolidates Alloy's historical consolidated balance sheet as of October 31, 2001 with the historical balance sheet of 360 Youth as of October 31, 2001, and Alloy's historical consolidated statements of operations for the fiscal year ended January 31, 2001 and the nine months ended October 31, 2001 with the historical statements of operations of 360 Youth for the year ended December 31, 2000 and the nine months ended September 30, 2001, respectively. The results of operations of 360 Youth for the month of January or October 2001 were not considered material with respect to the pro forma consolidated results of operations for the year ended January 31, 2001 or the nine months ended October 31, 2001, respectively.

The pro forma condensed consolidated balance sheet and statements of operations have been prepared by the management of Alloy. The following unaudited pro forma condensed consolidated information is presented for illustration purposes only. It is not necessarily indicative of the financial position or results of operations that would actually have been reported had the combination been in effect during those periods or that may be reported in the future. The statements should be read in conjunction with Alloy's historical financial statements and notes thereto included in filings with the SEC and 360 Youth's historical financial statements, which have been included Exhibit 99.2 of this report.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                OCTOBER 31, 2001
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                   ALLOY         360 YOUTH         PRO FORMA
                                                                 HISTORICAL      HISTORICAL (1)    ADJUSTMENTS          PRO FORMA
                                                                 ----------      --------------    -----------          ---------
                        ASSETS
 CURRENT ASSETS:
    Cash and cash equivalents                                     $  15,528         $    --         $(13,375)(a)        $   2,153
    Available-for-sale marketable securities                          2,208              --               --                2,208
    Accounts receivable, net                                         14,735           3,742               --               18,477
    Inventories, net                                                 18,111              --               --               18,111
    Prepaid expenses and other current assets                         3,850             170               --                4,020
                                                                  ---------         -------         --------            ---------

                 TOTAL CURRENT ASSETS                                54,432           3,912          (13,375)              44,969

 Property and equipment, net                                          7,900           2,735               --               10,635
 Intangible assets                                                  141,880              --           45,419(a)           187,299
 Other assets                                                         1,427              --               --                1,427
                                                                  ---------         -------         --------            ---------

 TOTAL ASSETS                                                     $ 205,639         $ 6,647         $ 32,044            $ 244,330
                                                                  =========         =======         ========            =========

     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

 CURRENT LIABILITIES:
    Accounts payable and accrued liabilities                      $  36,885         $ 6,403         $    844(a)         $  44,132
    Other current liabilities                                            --              --               --                   --
                                                                  ---------         -------         --------            ---------

             TOTAL CURRENT LIABILITIES                               36,885           6,403              844               44,132

OTHER LONG-TERM LIABILITIES                                              35             363               --                  398

Series B Convertible Preferred Stock                                 15,018              --               --               15,018

 STOCKHOLDERS' EQUITY (DEFICIT):
    Common Stock                                                        281              --               18(a)               299
    Additional paid-in capital                                      230,209              --           31,063(a)           261,272
    Retained earnings (accumulated deficit)                         (76,736)           (119)             119(a)           (76,736)
    Deferred compensation                                               (52)             --               --                  (52)
    Accumulated other comprehensive income (loss)                        (1)             --               --                   (1)
                                                                  ---------         -------         --------            ---------


               TOTAL STOCKHOLDERS' EQUITY                           153,701            (119)          31,200              184,782
                                                                  ---------         -------         --------            ---------


          TOTAL LIABILITIES AND STOCKHOLDERS'
              EQUITY (DEFICIT)                                    $ 205,639         $ 6,647         $ 32,044            $ 244,330
                                                                  =========         =======         ========            =========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED OCTOBER 31, 2001
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)



                                                             ALLOY          360 YOUTH          PRO FORMA
                                                          HISTORICAL       HISTORICAL (2)     ADJUSTMENTS           PRO FORMA
                                                         ------------         -------        -------------        ------------
Revenues                                                 $    101,439         $22,797        $          --        $    124,236

Cost Of Sales                                                  42,874          13,720                   --              56,594
                                                         ------------         -------        -------------        ------------

Gross Profit                                                   58,565           9,077                   --              67,642

Selling, General And Administrative Expenses                   63,883           5,851                   --              69,734

Goodwill Amortization                                          13,063              --                - (c)              13,063
                                                         ------------         -------        -------------        ------------

Income (Loss) From Operations                                 (18,381)          3,226                   --             (15,155)

Interest income (expense), net                                    712             (67)                (251)(b)             394
Other income (expense), net                                       658              --                   --                 658
                                                         ------------         -------        -------------        ------------

Income (Loss) Before Income Taxes                             (17,011)          3,159                 (251)            (14,103)

Provision (Benefit) For Income Taxes                               75             190                   --                 265
                                                         ------------         -------        -------------        ------------

Net Income (Loss)                                        $    (17,086)        $ 2,969        $        (251)       $    (14,368)
                                                         ============         =======        =============        ============

Charge for beneficial conversion feature of
preferred stock issued                                          6,745              --                   --               6,745
Preferred Stock Dividends and Accretion                         1,123              --                   --               1,123
                                                         ------------         -------        -------------        ------------

Net loss attributed to common stockholders               $    (24,954)        $ 2,969        $        (251)       $    (22,236)
                                                         ============         =======        =============        ============

Net Loss Per Common Share - Basic and Diluted
     Net Loss                                            $      (0.75)             --                   --        $      (0.59)
                                                         ============         =======        =============        ============

     Net Loss attributable to common stockholders        $      (1.10)             --                   --        $      (0.91)
                                                         ============         =======        =============        ============

Weighted Average Common Shares Outstanding:
     Basic and Diluted                                     22,782,602                            1,556,234 (a)      24,338,836
                                                         ============                        =============        ============

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 2001
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)



                                                       ALLOY             360 YOUTH          PRO FORMA
                                                     HISTORICAL         HISTORICAL (3)     ADJUSTMENTS            PRO FORMA
                                                    ------------         --------         --------------        ------------
Revenues                                            $     91,188         $ 29,117         $           --        $    120,305

Cost Of Sales                                             37,757           15,593                     --              53,350
                                                    ------------         --------         --------------        ------------

Gross Profit                                              53,431           13,524                     --              66,955

Selling, General And Administrative Expenses              71,473           10,513                     --              81,986


Goodwill Amortization                                      8,573               --                     -- (c)           8,573
                                                    ------------         --------         --------------        ------------

Income (Loss) From Operations                            (26,615)           3,011                     --             (23,604)

Interest Income (Expense), Net                             1,119              (85)                  (669) (b)            365
Other Income (Expense), Net                               (4,193)              --                     --              (4,193)
                                                    ------------         --------         --------------        ------------

Income (Loss) Before Income Taxes                        (29,689)           2,926                   (669)            (27,432)

Provision (Benefit) For Income Taxes                          --              180                     --                 180
                                                    ------------         --------         --------------        ------------

Net Income (Loss)                                   $    (29,689)        $  2,746         $         (669)       $    (27,612)
                                                    ============         ========         ==============        ============

Net Loss Per Common Share:
     Basic and Diluted                              $      (1.61)                                               $      (1.38)
                                                    ============                                                ============

Weighted Average Common Shares Outstanding:
     Basic And Diluted                                18,460,042                              1,556,234 (a)       20,016,276
                                                    ============                          ==============        ============

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)


PRO FORMA ADJUSTMENTS

(a) To reflect Alloy's purchase of 360 Youth for $13,375 in cash and 1,839,520 shares (1,556,234 of shares issued and 283,286 shares held in escrow) of Alloy's common stock valued at $30,131, or $16.38 per share as of the assumed transaction date of November 26, 2001, $950 fair value of the warrant using the Black-Scholes option pricing model with the following assumptions: dividend yield = 0%, volatility = 50%, risk-free interest rate = 4.61%, an expected life of six and one-half years and estimated cash acquisition expenses of $844, less ($119) equal to the net book value at October 31, 2001 of the assets acquired.

(b) To reflect the reduction in interest income by Alloy in connection with the cash paid for the acquisition that would have occurred, offset by the reduction in interest expense that 360 Youth would not have incurred if the combination was made at the beginning of the periods presented.

(c) To reflect the application of Statement of Financial Accounting Standards No. 141 and 142, "Business Combinations" and "Goodwill and Other Intangible Assets". Because the acquisition took place after June 30, 2001, goodwill associated with the acquisition is no longer amortized but reviewed annually for impairment. Accordingly, these pro forma statements do not include goodwill amortization related to 360 Youth. However, upon further evaluation of goodwill, there could arise intangible assets with definite lives which are subject to amortization.

OTHER NOTES

(1)  The 360 Youth historical information is as of October 31, 2001.

(2) The 360 Youth historical information is for the nine months ended September 30, 2001.

(3) The 360 Youth historical information is for the twelve months ended December 31, 2000.

Reference is made to the discussion in Item 7. (a) and (b) of this report, as well as the financial statements included in Exhibit 99.2 for further information regarding the acquisition.

(c) Exhibits.

2.1* Asset Purchase Agreement, dated as of November 26, 2001, by and between Alloy, Inc., Alloy Acquisition Sub, Inc. and MarketSource Corporation.

4.1* Warrant, dated as of November 26, 2001, issued by Alloy, Inc. to MarketSource Corporation.

23.1 Consent of BDO Seidman as Independent Auditors to the 360 Youth Division of MarketSource Corporation.

99.1* Investment Representation and Lockup Agreement, dated as of November 26, 2001, by and between Alloy, Inc. and MarketSource Corporation.

99.2 360 Youth Division of MarketSource Corporation Audited Financial Statements, dated December 5, 2001, for the years ended December 31, 1999 and 2000, and the ten month periods ended October 31, 2000 and 2001.


-----------------------
*  Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2002                   ALLOY, INC.
                                          (Registrant)

                                          By: /s/ Matthew C. Diamond
                                              ---------------------------------
                                          Matthew C. Diamond
                                          Chief Executive Officer

                                  EXHIBIT INDEX

2.1* Asset Purchase Agreement, dated as of November 26, 2001, by and between Alloy, Inc., Alloy Acquisition Sub, Inc. and MarketSource Corporation.

4.1* Warrant, dated as of November 26, 2001, issued by Alloy, Inc. to MarketSource Corporation.

23.1 Consent of BDO Seidman as Independent Auditors to the 360 Youth Division of MarketSource Corporation.

99.1* Investment Representation and Lockup Agreement, dated as of November 26, 2001, by and between Alloy, Inc. and MarketSource Corporation.

99.2 360 Youth Division of MarketSource Corporation Audited Financial Statements, dated December 5, 2001, for the years ended December 31, 1999 and 2000, and the ten month periods ended October 31, 2000 and 2001.


-----------------------

* Previously filed